UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2017

Midstates Petroleum Company, Inc.

(Exact name of registrant specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

321 South Boston Avenue, Suite 1000 Tulsa, Oklahoma	74103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 947-8550

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 1.01.                                        Entry into a Material Definitive Agreement.

On October 27, 2017, Midstates Petroleum Company, Inc. (the “Company”), as parent, and Midstates Petroleum Company LLC, as borrower (the “Borrower”) entered into the Borrowing Base Redetermination Agreement (the “Agreement”), among the Company, the Borrower, SunTrust Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto with respect to that certain Senior Secured Credit Agreement dated as of October 21, 2016, among the Company, the Borrower, the Administrative Agent and the lenders and other parties thereto (the “RBL Credit Agreement”).

The Agreement, among other items, (i) reaffirmed the currently effective borrowing base of the RBL Credit Agreement to be maintained at $170,000,000 and provides that such reaffirmation constitutes the October 1, 2017 scheduled borrowing base determination; (ii) excludes certain of the Company’s oil and gas properties in the Anadarko Basin in Texas and Oklahoma from the determination of the borrowing base and permits the disposition of such properties under the RBL Credit Agreement and (iii) provides that the next scheduled redetermination of the Company’s borrowing base under the RBL Credit Agreement will occur on or about April 1, 2018.

The preceding is a summary of the material provisions of the Agreement and is qualified in its entirety by reference to the complete text of the Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01                                           Regulation FD Disclosure.

On November 1, 2017, the Company issued a press release disclosing the Agreement described in this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1

Borrowing Base Redetermination Agreement, dated as of October 27, 2017, by and among Midstates Petroleum Company, Inc., Midstates Petroleum Company LLC, the lenders party thereto and SunTrust Bank, N.A., as administrative agent.

99.1	Press Release, dated November 1, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: November 1, 2017	By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Vice President - General Counsel & Corporate Secretary

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